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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                                02/20/98

Investor Certificateholder Floating Allocation Percentage         97.09%
Investor Certificateholder Fixed Allocation Percentage            97.32%
Aggregate Amount of  Collections                                  27,571,980.02
     Aggregate Amount of  Interest Collections                    7,524,963.55
     Aggregate Amount of  Principal Collections                   20,047,016.47
Class A Interest Collections                                      7,305,648.49
Class A Principal Collections                                     18,418,081.72
Seller Interest Collections                                       219,315.06
Seller Principal Collections                                      1,628,934.75
Weighted Average Loan Rate                                        13.74%
Net Loan Rate                                                     12.74%
Weighted Average Maximum Loan Rate                                18.66%
Class A-1 Certificate Rate                                        5.7338%
Maximum Investor Certificate Rate                                 12.7400%
Class A-1 Certificate Interest Distributed                        3,231,161.58
Class A-1 Investor Certificate Interest Shortfall before Draw     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received          0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining         0.00
Unpaid Class A-1 Carryover Interest Amount                        0.00
Maximum Principal Dist. Amount (MPDA)                             19,509,395.58
Alternative Principal Dist. Amount (APDA)                         18,418,081.72
Rapid Amortization Period? (Y=1, N=0)                                   0.00
Scheduled Principal  Distribution Amount (SPDA)                   18,418,081.72
Principal  allocable to Class A-1                                 18,418,081.72
SPDA deposited to Funding Account                                 0.00
Subsequent Funding Mortgage Loans Purchased in Period             0.00
Cumulative Subsequent Funding Mortgage Loans Purchased            135,722,113.20
Accelerated Principal Distribution Amount                         0.00
APDA allocable to Class A-1                                       0.00
Reimbursement to Credit Enhancer                                  0.00
Spread Trigger hit?                                               No
Loss Trigger hit?                                                 No
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount              553,998.20
Cumulative Investor Liquidation Loss Amount                       553,998.20
Total Principal allocable to A-1                                  18,972,079.92
Beginning Class A-1 Certificate Principal Balance                 654,426,277.87
Ending Class A-1 Certificate Principal Balance                    635,454,197.95
Pool Factor (PF)                                                  0.8184909
Retransfer Deposit Amount (non 2.07 transfers)                    0.00
Servicing Fees Distributed                                        548,673.07
Beg. Accrued and Unpaid Inv. Servicing Fees                       0.00

Servicer Certificate (Page 2 of  3)
Distribution Date:                                                02/20/98

Accrued and Unpaid Inv. Servicing Fees Recv'd                     0.00
End. Accrued and Unpaid Inv. Servicing Fees                       0.00
Number of Mortgage Loans Retransferred pursuant to 2.07              0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07   0
Mortgage Loans Retransferred pursuant to 2.07 ($)                 0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)      0.00
Aggregate Investor Liquidation Loss Amount                        553,998.20
Investor Loss Reduction Amount                                    0.00
Beginning Pool Balance                                            678,173,375.92
Ending Pool Balance                                               659,187,089.85
Beginning Invested Amount                                         658,407,681.87
Ending Invested Amount                                            639,435,601.95
Beginning Seller Principal Balance                                19,765,694.05
Ending Seller Principal Balance                                   19,751,487.90
Additional Balances                                               1,628,934.75
Beginning Funding Account Balance                                 0.00
Ending Funding Account Balance                                    0.00
Ending Funding Account Balance % (before
     any purchase of Subsequent Loans or release to Certs.)       0.00%
Ending Funding Account Balance % (after
     purchase of Subsequent Loans or release to Certs.)            0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period   $0.00
Principal Collections to purchase Additional
    Balances and/or paid to Cert.                                 $0.00
Investment Earnings on Funding Account                            $0.00
Excess Funding Amount                                             $0.00
Beginning Spread Account Balance                                  2,786,983.00
Ending Spread Account Balance                                     2,786,983.00
Beginning Seller Interest                                         2.91%
Ending Seller's Interest                                          3.00%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                              1,562
     Trust Balance                                             53,699,811.34
   60 - 89 days (Del
Stat 2)
     No. of Accounts                                              377
     Trust Balance                                             12,312,619.79
   90+ (Del Stat 3+)
     No. of Accounts                                                    552
     Trust Balance                                             18,932,007.25
   REO
     No. of Accounts                                              36
     Trust Balance                                                1,578,695.28
Rapid Amortization Event ?                                        No
   Failure to make payment within 5 Business Days of Required Date ?No
   Failure to perform covenant relating to Trust's Security Interest ?No
   Failure to perform other covenants as described in the Agreement ?   No
   Breach of Representation or Warranty ?                         No
   Bankruptcy, Insolvency or Receivership relating to Seller ?    No
   Subject to Investment Company Act of 1940 Regulation ?         No
   Servicing Termination ?                                        No
   Aggregate of Credit Enhancement Draw
      Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amt No
Event of Default ?                                                No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date ?No

Servicer Certificate (Page 3 of  3)
Distribution Date:                                                02/20/98

   Failure by Servicer to perform covenant
                relating to Trust's Security Interest ?                 No
   Failure by Servicer to perform other
         covenants as described in the Agreement?                       No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?No
   Trigger Event ?                                                No
Policy Fee Distributed to Credit Enhancer
    (Paid directly from HFC)                                           N/A
Premium Distributed to Credit Enhancer                            0.00
Amount Distributed to Seller                                      1,848,249.81
Master Servicer Credit Facility Amount                            0.00
Guaranteed Principal Distribution Amount                          0.00
Credit Enhancement Draw Amount                                    0.00
Spread Account Draw Amount                                        0.00
Capitalized Interest Account Draw                                 0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))               0.00
Amount paid to Trustee                                            0.00
Cumulative Draw under Policy                                      0.00
Net Yield                                                         5.42%
Total  Available Funds
     Aggregate Amount of Collections                              27,571,980.02
     Deposit for principal not used to purchase subsequent loans  0.00
     Interest Earnings on the Funding Account                     0.00
     Total                                                        27,571,980.02
Application of Available Funds
     Servicing Fee                                                548,673.07
     Prinicpal and Interest to Class A-1                          22,203,241.50
     Seller's portion of Principal and Interest                   1,848,249.81
     Funds deposited into Funding Account (Net)                   0.00
     Funds deposited into Spread  Account                         0.00
     Excess funds released to Seller                              2,971,815.64
     Total                                                        27,571,980.02

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:                                                02/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage          97.0855%
Class A Certificateholder Fixed Allocation Percentage             97.3182%
Beginning Class A-1 Certificate Balance                           654,426,277.87
Class A-1 Certificate Rate                                        5.733750%
Class A-1 Certificate Interest Distributed                        4.161868
Class A-1 Certificate Interest Shortfall Distributed              0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall         0.000000
Rapid Amortization Event ?                                        No
Class A-1 Certificate Principal Distributed                       24.436811
   Maximum Principal Distribution Amount                          25.128895
   Scheduled Principal  Distribution Amount (SPDA)                23.723238
   Accelerated Principal Distribution Amount                      0.000000
   Aggregate Investor Liquidation Loss Amount Distributed         0.713572
Total Amount Distributed to Certificateholders                    27.885106
Principal Collections deposited into Funding Account              0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance                              635,454,197.95
Class A-1 Factor                                                  0.8184909
Pool Factor (PF)                                                  0.8184909
Unreimbursed Liquidation Loss Amount                              $0
Accrued Interest on Unreimbursed Liquidation Loss Amount          $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount $0
Class A Servicing Fee                                             548,673.07
Beginning Invested Amount                                         658,407,681.87
Ending Invested Amount                                            639,435,601.95
Beginning Pool Balance                                            678,173,375.92
Ending Pool Balance                                               659,187,089.85
Spread Account Draw Amount                                        0.00
Credit Enhancement Draw Amount                                    0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                              1,562
     Trust Balance                                                53,699,811.34
   60 - 89 days (Del Stat 2)
     No. of Accounts                                              377
     Trust Balance                                                12,312,619.79
   90+ (Del Stat 3+)
     No. of Accounts                                              552
     Trust Balance                                                18,932,007.25
   REO
     No. of Accounts                                              36
     Trust Balance                                                1,578,695.28
Aggregate Liquidation Loss Amount for Liquidated Loans            284,520.19
Class A-1 Certificate Rate for Next Distribution Date             To be updated
Amount of any Draws on the Policy                                 0.00
Subsequent Mortgage Loans
     No. of Accounts                                              0
     Trust Balance                                                0.00
     Cumulative No. of Accounts                                   4,332
     Cumulative Trust Balance                                     135,722,113.20
Statement to Certificateholders (Page 2 of 2)
Distribution Date:                                                02/20/98

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07              0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07   0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                    0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)         0.00